UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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☐	Definitive Proxy Statement

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China Armco Metals, Inc.
(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS for the Annual Meeting of Stockholders

DATE:	July 2, 2013
TIME:	2 p.m. Pacific Standard Time
LOCATION:	Crowne Plaza Hotel, 1221 Chess Drive, Foster City, CA 94404

HOW TO REQUEST PAPER COPIES OF OUR MATERIALS

PHONE: Call toll free 1-866-752-8683	FAX: Send this card to 202-521-3464	INTERNET: https://www.iproxydirect.com/cnam and follow the on-screen instructions.	EMAIL: proxy@iproxydirect.com. Include your Control ID in your email.

This communication represents a notice to access a more complete set of proxy materials available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement is available at: https://www.iproxydirect.com/cnam

If you want to receive a paper copy of the proxy materials you must request one. There is no charge to you for requesting a copy.  To facilitate timely delivery please make the request, as instructed above, before June 18, 2013.

you may enter your voting instructions at https://www.iproxydirect.com/cnam until 11:59 pm eastern time July 1, 2013

The purposes of this meeting are as follows:

1.	Election Of Directors

2.	Approval of a second amendment to amended and restated 2009 stock incentive plan, to increase the shares of our common stock available for issuance thereunder by 3,000,000 shares.

3.	Approval of an amendment to our certificate of incorporation to change our corporate name to “Armco Metals Holdings, Inc.”

4.	Advisory vote to approve the compensation of the named executive officers

5.	Advisory vote to determine the frequency of future advisory votes on the compensation of the named executive officers

6.	Ratification of the appointment of Li & Company, PC as our independent registered public accounting firm

7.	Transact such other business as may properly come before the 2013 Annual Meeting and all adjournments and postponements thereof.
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Pursuant to new Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Annual meeting are available on the Internet. Follow the instructions above to view the materials and vote or request printed copies.

The board of directors has fixed the close of business on May 21, 2013 as the record date for the determination of stockholders entitled to receive notice of the Annual Meeting and to vote the shares of our common stock, par value $.001 per share, they held on that date at the meeting or any postponement or adjournment of the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES IN PROPOSAL 1, “FOR” PROPOSALS 2, 3, 4, AND 6, AND “THREE YEAR” FOR PROPOSAL 5.

Please note – This is not a Proxy Card - you cannot vote by returning this card

China Armco Metals, Inc. SHAREHOLDER SERVICES 500 Perimeter Park Drive Suite D Morrisville NC 27560	FIRST-CLASS MAIL US POSTAGE PAID CARY NC PERMIT # 869

TIME SENSITIVE SHAREHOLDER INFORMATION ENCLOSED

IMPORTANT SHAREHOLDER INFORMATION

YOUR VOTE IS IMPORTANT